UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

COHERENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! COHERENT, INC. 2021 Annual Meeting Vote by May 5, 2021 11:59 PM ET C/O AMERICAN STOCK TRANSFER 59 MAIDEN LANE NEW YORK, NY 10038 D38117-P52835 You invested in COHERENT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 6, 2021. Get informed before you vote View the Combined Annual Report, Proxy Statement and Notice of Annual Meeting online OR you can receive a free paper copy of voting material(s) by requesting prior to April 21, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 6, 2021 8:30 AM PDT Virtually at: www.virtualshareholdermeeting.com/COHR2021 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D38118-P52835 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 1a. Jay T. Flatley For 1b. Pamela Fletcher For 1c. Andreas W. Mattes For 1d. Beverly Kay Matthews For 1e. Michael R. McMullen For 1f. Garry W. Rogerson For 1g. Steve Skaggs For 1h. Sandeep Vij For 2. To approve our amended and restated Employee Stock Purchase Plan. For 3. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending October 2, 2021. For 4. To approve, on a non-binding advisory basis, our named executive officer compensation. For NOTE: To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof. Stockholders of record at the close of business on March 12, 2021 are entitled to vote at the meeting via webcast at www.virtualshareholdermeeting.com/COHR2021.